SCHEDULE 14A
(RULE 14a-101)
Information Required in Proxy Statement
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12
MidCap Financial Investment Corporation
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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9 West 57th Street

New York, New York 10019

April 29, 2025

Dear Stockholder:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders of MidCap Financial Investment Corporation, a Maryland corporation (the “Company”), to be held virtually on Wednesday, June 18, 2025 at 10:00 a.m., Eastern Time, at www.virtualshareholdermeeting.com/MFIC2025.

The Notice of Virtual Annual Meeting of Stockholders accompanying this letter provides an outline of the business to be conducted at the meeting. At the Meeting, you will be asked: (1) to consider and vote upon the election of two Class III Directors; (2) to consider and vote upon the ratification of the selection of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and (3) to transact such other business as may properly come before the Meeting and any postponements or adjournments thereof. I will also report on the progress of the Company during the past year and respond to stockholders’ questions.

You have the right to receive notice of and to vote at the 2025 Annual Meeting of Stockholders (the “Meeting”) if you were a stockholder of record at the close of business on April 21, 2025. It is important that your shares be represented at the Meeting. Please follow the instructions on the Notice of Internet Availability of Proxy Materials and authorize a proxy via the Internet or telephone to vote your shares. I encourage you to vote via the Internet as it saves us significant time and processing costs. However, the Notice of Internet Availability of Proxy Materials includes instructions on how to request a hard copy of the proxy statement and proxy card for the Meeting free of charge, and you may vote your proxy by returning your proxy card to us after you request the hard copy materials. Your vote and participation in the governance of the Company is very important to us.

Sincerely yours,

Howard Widra

Executive Chairman of the Board of Directors

MIDCAP FINANCIAL INVESTMENT CORPORATION

9 West 57th Street

New York, New York 10019

(212) 515-3450

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 18, 2025

Online Meeting Only – No Physical Meeting Location

To the Stockholders of MidCap Financial Investment Corporation:

The 2025 Annual Meeting of Stockholders (the “Meeting”) of MidCap Financial Investment Corporation, a Maryland corporation (the “Company”), will be held virtually on Wednesday, June 18, 2025 at 10:00 a.m., Eastern Time, at www.virtualshareholdermeeting.com/MFIC2025, for the following purposes:

1.

To consider and vote upon the election of two Class III Directors of the Company, who will each serve until the Company’s 2028 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified;

2.	To consider and vote upon ratifying the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2025; and

3.	To transact such other business as may properly come before the Meeting and any postponements or adjournments thereof.

The Meeting will only be accessible virtually via live webcast over the Internet at www.virtualshareholdermeeting.com/MFIC2025.

You have the right to receive notice of and to vote at the Meeting if you were a stockholder of record at the close of business on April 21, 2025. A list of these stockholders will be open for examination by any stockholder for any purpose germane to the Meeting for a period of 10 days prior to the Meeting at the Company’s principal executive offices at 9 West 57th Street, New York, New York 10019, and electronically during the Meeting at www.virtualshareholdermeeting.com/MFIC2025 when you enter your 16-Digit control number. The Company is furnishing a proxy statement and proxy card to its stockholders on the Internet, rather than mailing printed copies of those materials to its stockholders. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy statement and proxy card unless you request them. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy statement, and vote your proxy, on the Internet.

Whether or not you plan to participate in the Meeting, we encourage you to vote your shares by following the instructions on the Notice of Internet Availability of Proxy Materials.

In the event there are not sufficient shares present for a quorum or sufficient votes to approve or ratify the proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors,

Kristin Hester, Chief Legal Officer, Vice President and Secretary

New York, New York

April 29, 2025

This is an important meeting. To ensure proper representation at the meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to authorize a proxy to vote your shares via the Internet or telephone, or by requesting, signing, dating and returning a proxy card. Even if you vote your shares prior to the Meeting, you still may participate in the virtual Meeting.

MIDCAP FINANCIAL INVESTMENT CORPORATION

9 West 57th Street

New York, New York 10019

(212) 515-3450

PROXY STATEMENT

2025 Virtual Annual Meeting of Stockholders

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” and each member, a “Director”) of MidCap Financial Investment Corporation, a Maryland corporation (the “Company,” “we,” “us” or “our”), for use at the Company’s 2025 Annual Meeting of Stockholders (the “Meeting”) to be held on Wednesday, June 18, 2025 at 10:00 a.m., Eastern Time, virtually at www.virtualshareholdermeeting.com/MFIC2025 and at any postponements or adjournments thereof. To participate in the Meeting virtually, you will need the Control Number included on your proxy card. Please note that those using the dial-in number for the listen-only conference call will not be able to vote or submit questions. This Proxy Statement, the Notice of Virtual Annual Meeting of Stockholders, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, will be made available to stockholders via the Internet on or about April 29, 2025.

We encourage you to access the Meeting prior to the start time. The live webcast and listen-only conference call will begin promptly at 10:00 a.m. Eastern Time. We will have technicians ready to assist you with any technical difficulties you may have accessing the live webcast or listen-only conference call. If you encounter any difficulties accessing the virtual meeting during check-in or the Meeting, please call the technical support number that will be posted on the virtual meeting platform log-in page at www.virtualshareholdermeeting.com/MFIC2025. Technical support will be available starting at 9:45 a.m. on June 18, 2025 and will remain available until thirty minutes after the Meeting has finished. The virtual meeting platform is fully supported across browsers (Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear audio prior to the start of the Meeting.

We encourage you to vote your shares by following the instructions on the Notice of Internet Availability of Proxy Materials and granting a proxy (i.e., authorizing someone to vote your shares). If you provide voting instructions, either via the Internet, by telephone or by requesting, signing, dating and returning a proxy card, and the Company receives them in time for the Meeting, the persons named as proxies will vote your shares in the manner that you specified. If you give no instructions on the proxy card you execute, the shares covered by the proxy card will be voted FOR the election of the nominees as Directors and FOR the ratification of the Company’s independent registered public accounting firm.

You may revoke a proxy at any time before it is exercised by notifying the Company’s Secretary in writing, by submitting a properly executed later-dated proxy, or by participating in the virtual Meeting and voting online. Participating in the virtual Meeting does not revoke your proxy unless you also vote online at the Meeting.

If your shares are registered in the name of a bank, brokerage firm or other nominee, you will receive instructions from your bank, broker or other nominee that you must follow in order to instruct how your shares are to be voted at the Meeting.

If you want to submit a question during the Meeting, log into the live webcast at www.virtualshareholdermeeting.com/MFIC2025, type your question into the “Ask a Question” field, and click “Submit.”

Only questions submitted via the live webcast that are pertinent to Meeting matters will be answered during the Meeting, subject to time constraints. Please note that no questions may be submitted via the listen-only conference call. Questions or comments that are not related to the proposals under discussion, are about personal concerns not shared by stockholders generally, or use blatantly offensive language may be ruled out of order. Additionally, the Company may not be able to answer multiple questions submitted by the same stockholder. Questions pertinent to Meeting matters that cannot be answered during the Meeting due to time constraints will be posted online and answered at www.virtualshareholdermeeting.com/MFIC2025.

Purpose of Meeting

At the Meeting, you will be asked to vote on the following proposals:

1.

To consider and vote upon the election of two Class III Directors of the Company, who will each serve until the Company’s 2028 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified;

2.

To consider and vote upon ratifying the selection of Deloitte & Touche LLP (“Deloitte”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2025; and

3.	To transact such other business as may properly come before the Meeting and any postponement or adjournment thereof.

Voting Securities

You may vote your shares at the Meeting only if you were a stockholder of record at the close of business on April 21, 2025 (the “Record Date”). There were 93,303,622, shares of the Company’s common stock outstanding (the “Shares”) on the Record Date. Each Share is entitled to one vote on each matter to be voted on at the Meeting. Stockholders do not have the right to cumulate votes in the election of Directors.

Quorum Required

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person (virtually), or by proxy, of holders of Shares entitled to cast a majority of the votes entitled to be cast on the Record Date will constitute a quorum. Abstentions and broker non-votes will be deemed to be present for the purpose of determining a quorum for the Meeting. Those stockholders accessing the Meeting via the listen-only conference call will not be deemed to be “present” for purposes of determining a quorum for the Meeting. If a stockholder of the Company does not vote electronically via the live webcast or does not submit voting instructions to its broker, bank or other nominee, the broker, bank or other nominee will not be permitted to vote the stockholder’s shares on non-routine proposals. The ratification of the selection of Deloitte as the Company’s independent registered public accounting firm for the year ending December 31, 2025 (Proposal 2) is considered routine under applicable rules. The election of directors (Proposal 1) is considered non-routine under applicable rules. For non-routine proposals, a broker, bank or other nominee that holds shares in street name on behalf of a stockholder must receive voting instructions from the beneficial owner of the shares in order for the shares to be voted at the Meeting. A “broker non-vote” with respect to a matter occurs when a broker, bank or other nominee holding shares on behalf of a beneficial owner has not received voting instructions from the beneficial owner on a particular proposal and does not have, or chooses not to exercise, discretionary authority to vote the shares on such proposals. Please note that to be sure your vote is counted on the Company’s proposal to elect Directors, you should instruct your broker, bank, trustee or nominee how to vote your Shares by following the voting instructions provided by your broker, bank, trustee or nominee. If you do not provide voting instructions, votes may not be cast on your behalf with respect to such proposal.

Vote Required

Election of Directors. The election of a Director requires the affirmative vote of a majority of the total votes cast for and affirmatively withheld as to such nominee. If you vote “Withhold Authority” with respect to a nominee, your Shares will not be voted with respect to the person indicated. Because Directors are elected by an affirmative vote of the majority of the total votes cast for and affirmatively withheld, votes to withhold authority will have the effect of a vote against a nominee. Broker non-votes will not be included in determining the number of votes cast and as a result will have no effect on this proposal.

Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the Meeting virtually or by proxy is required to ratify the appointment of Deloitte to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. Abstentions and broker non-votes, if any, will not be included in determining the number of votes cast and as a result will have no effect on this proposal.

Additional Solicitation. If there are not enough shares represented at the Meeting for a quorum or votes to approve or ratify a proposal at the Meeting, the Executive Chairman of the Meeting may adjourn the Meeting to permit the further solicitation of proxies.

A stockholder vote may be taken on any proposal in this Proxy Statement prior to any such adjournment if a quorum is present and there are sufficient votes for approval of such proposal.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of Shares, you may authorize a proxy to vote on your behalf by following the instructions provided on the Notice of Internet Availability of Proxy Materials. Authorizing your proxy will not limit your right to participate in the virtual Meeting and vote your Shares online. A properly completed and submitted proxy will be voted in accordance with your instructions unless you subsequently revoke your instructions. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your Shares according to the Board’s recommendations. Internet and telephone voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to vote their Shares and confirm that their instructions have been properly recorded. Your Internet or telephone vote authorizes the named proxies to vote your Shares in the same manner as if you had marked, signed and returned a proxy card.

Revoking Your Proxy

If you are a stockholder of record, you can revoke your proxy at any time before it is exercised by: (i) delivering a written revocation notice that is received prior to the Meeting to MidCap Financial Investment Corporation at 9 West 57th Street, New York, New York 10019, Attention: Secretary; (ii) submitting a later-dated proxy that we receive before the conclusion of voting at the Meeting; or (iii) participating in the virtual Meeting and voting online. If you hold Shares through a broker, bank, trustee or nominee, you must follow the instructions you receive from them in order to revoke your voting instructions. Participating in the virtual Meeting does not revoke your proxy unless you also vote online at the Meeting.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Meeting. The Company has retained Georgeson LLC (“Georgeson”) to assist in the solicitation of proxies. The Company expects to pay market rates for such services, with an estimated fee of approximately $9,500, plus expenses. As the Meeting date approaches, certain stockholders of the Company may receive a telephone call from a representative of Georgeson if their proxy authorizations have not yet been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the

Company. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Company believes that these procedures are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Georgeson representative is required to ask each stockholder to confirm his or her full name and to confirm a portion of the address that appears on the stockholder’s account registration. The Georgeson representative will ask the stockholder to confirm that he or she has either received the proxy materials in the mail or has been provided a notice and access notification. If the stockholder is a corporation or entity, the Georgeson representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited matches the information provided to Georgeson, then the Georgeson representative has the responsibility to explain the process, read the proposals listed on the proxy card and ask for the stockholder’s instructions on the proposals. Although the Georgeson representative is permitted to answer questions about the process, he or she is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Georgeson will record the stockholder’s instructions electronically and submit the instructions electronically to be tabulated. The stockholder will be sent a letter to confirm his or her proxy authorization and provide instructions for making corrections if his or her voting instructions are not correctly reflected in the confirmation.

We have requested that brokers, nominees, fiduciaries and other persons holding Shares in their names, or in the names of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing.

In addition to mail and email, proxies may be solicited personally via the Internet or by telephone or facsimile transmission by directors or officers of the Company or officers or employees of Apollo Investment Management, L.P., our investment adviser (“AIM” or the “Investment Adviser”) (without special compensation). AIM is located at 9 West 57th Street, New York, New York 10019.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, to our knowledge, no person would be presumed under the Investment Company Act of 1940, as amended (the “1940 Act”), to “control” us, as such term is defined in the 1940 Act (“Interested Directors”).

Our Directors consist of independent Directors (Directors who are not “interested persons” (as defined in the 1940 Act) of the Company, and therefore not affiliates of AIM) (“Independent Directors”) and interested Directors. Interested Directors are “interested persons” of the Company, as defined in the 1940 Act.

As of the Record Date, based on public filings and/or information, we believe that no stockholder, directly or indirectly owned, controlled or held, with the power to vote, 5% or more of our Shares as of that date. The following table sets forth our affiliates that directly or indirectly owned, controlled or held, with the power to vote, our Shares as of the Record Date. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power over the securities owned by it.

Name and address of Beneficial Owner	Type of ownership(1)	Shares owned	Percentage of common stock outstanding
Apollo Principal Holdings III LP(2)	Beneficial	2,283,255	2.45%
MFIC Holdings, LP(2)	Beneficial	1,932,641	2.07%

(1)	All of our Shares are owned of record by Cede & Co., as nominee of The Depository Trust Company.
(2)

Apollo Principal Holdings III LP and MFIC Holdings, LP are affiliates of the Company and each does not beneficially own more than 5% of the Company’s Shares. The principal address for each of Apollo Principal Holdings III LP and MFIC Holdings, LP is 9 West 57th Street, New York, New York 10019.

The following table sets forth, as of the Record Date, the number of Shares beneficially owned by the Director nominees and each of our other Directors and our current Executive Officers. As of that date, the Company’s Directors and Executive Officers, as a group, owned less than 1% of the Company’s Shares.

Independent Directors, Interested Directors, Nominees and Executive Officers	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Independent Directors and Nominee
Barbara Matas	7,000	*
R. Rudolph Reinfrank	8,333	*
Emanuel Pearlman	2,800	*
Elliot Stein, Jr.	12,451	*

Interested Directors and Nominee
John J. Hannan	112,739(2)	*
Howard T. Widra	399,690(3)	*
Carmencita N. M. Whonder	-	*

Executive Officers
Gregory W. Hunt	13,290	*
Kristin Hester	-	*
Tanner Powell	110,517	*
Ryan Del Giudice	-	*
Ted McNulty	77,355	*

*	Represents less than 1% of the outstanding Shares.

(1)	Based on 93,303,622 Shares outstanding as of the Record Date.
(2)	Includes 50,000 Shares held directly and 62,739 Shares held indirectly through a family trust.
(3)	Includes 298,024 Shares held directly and 101,666 Shares held indirectly by their spouse.

Dollar Range of Securities Beneficially Owned by Directors

The following table sets forth the dollar range of our Shares beneficially owned by the Director nominees and each of our other Directors as of the Record Date. Information as to the beneficial ownership is based on information furnished to the Company by such persons. (We are not part of a “family of investment companies” as that term is defined in the 1940 Act).

Directors and Nominees	Dollar Range of Shares in the Company(1)
Independent Directors and Nominees
Barbara Matas	$50,001 – $100,000
Emanuel Pearlman	$10,001 – $50,000
R. Rudolph Reinfrank	$50,001 – $100,000
Elliot Stein, Jr.(2)	over $100,000

Interested Directors and Nominee
John J. Hannan(2)	over $100,000
Howard T. Widra(2)	over $100,000
Carmencita N. M. Whonder	None

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.
(2)	Dollar range includes Shares held through indirect beneficial ownership in a family trust.

PROPOSAL 1: ELECTION OF DIRECTORS

Pursuant to the Company’s charter and bylaws, the Board may modify the number of members of the Board provided that the number thereof shall never be less than four nor more than ten. In accordance with the bylaws, the Company currently has seven members on the Board. Directors are divided into three classes and are generally elected for staggered terms of three years each, with a term of office of one of the three classes of Directors expiring each year. The Company may have cause to propose a term of less than three years for a Director as it may deem necessary. Each Director will hold office for the term to which he or she is elected or until his or her successor is duly elected and qualified.

A stockholder can vote for, or withhold his or her vote from, any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named below. If a nominee should decline or be unable to serve as a Director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information about the Nominees and Directors

Certain information with respect to the Class III nominees for election at the Meeting, as well as each of the other Directors who are not standing for re-election, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person held during the last five years, and the year in which each person became a Director of the Company.

Nominees for Class III Directors—Term Expiring 2028

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director during Past 5 Years(2)
Independent Director

Elliot Stein, Jr., 76	Director	Class III Director since March 2004.	Private Investor; Corporate Director/Trustee.	Director of Apollo Senior Floating Rate Fund Inc. (closed-end investment fund) from 2011-2024; Director of Apollo Tactical Income Fund Inc. (closed-end investment fund) from 2013-2024; Director of BellRing Brands, Inc. (nutrition) since 2019; Trustee of MidCap Apollo Institutional Private Lending since 2024.

Interested Director

Carmencita N. M. Whonder, 48(2)	Director	Class III Director since August 2022.	Policy Director at the lobbying and law firm of Brownstein Hyatt Farber Schreck, LLP.	Director of Apollo Commercial Real Estate Finance, Inc. since 2021.

CONTINUING DIRECTORS (not up for election at the Meeting)

Class I Directors—Term Expiring 2026

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director during Past 5 Years(2)
Independent Director

Emanuel Pearlman, 65	Director	Class I Director since March 2023.	Mr. Pearlman is the Founder, Chairman and Chief Executive Officer of Liberation Investment Group, an investment management and consulting firm.	Director of Diebold Nixdorf, Inc., Network-1 Technologies, Inc., Atlas Crest Investment Corp., Redbox Entertainment, Inc., Atlas Crest Investment Corp. II, Empire Resorts, Inc., CEVA Logistics, AG, QualTek Services
Interested Director

Howard T. Widra, 56(2)	Chairman and Director	Class I Director since May 2018.	Managing Partner of Apollo Capital Management, L.P. since 2013; Prior to 2013, he was the Chief Executive Officer of MidCap Financial.	Trustee of MidCap Apollo Institutional Private Lending since 2024.

CONTINUING DIRECTORS (not up for election at the Meeting)

Class II Directors—Term Expiring 2027

Name, Address and Age(1)	Position(s) Held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past 5 Years	Other Directorships of Public or Registered Investment Companies Held by Director or Nominee for Director during Past 5 Years(2)
Independent Directors

R. Rudolph Reinfrank, 69	Director	Class II Director since June 2013.	Managing General Partner of Riverford Partners, LLC (strategic advisory and investment firm) since 2009.	Director of Perception Capital II. Director of Perception Capital III. Director of Perception Capital IV. Trustee of MidCap Apollo Institutional Private Lending since March 2024.

Barbara Matas, 65	Director	Class II Director since March 2017.	Chairman of Citigroup Leveraged Finance from 2013 to 2016; co-head from 2006 to 2013.	Director of Sleep Number since 2016, Director of BRP Group, Inc. since February 2020, Trustee of MidCap Apollo Institutional Private Lending since March 2024.
Interested Director

John J. Hannan, 72(2)	Vice-Chairman and Director	Class II Director since March 2004.	Co-founded Apollo Management, L.P. in 1990.	Director of Environmental Solutions Worldwide, Inc. (automotive).

(1)	The business address of the Director nominees, Directors and Executive Officers is c/o MidCap Financial Investment Corporation, 9 West 57th Street, New York, New York 10019.
(2)	Messrs. Widra and Hannan and Ms. Whonder are interested Directors due to their affiliations with AIM and its affiliates.

Corporate Governance

Director Independence. NASDAQ rules require listed companies to have a board of directors with at least a majority of Independent Directors. Under NASDAQ rules, in order for a director to be deemed independent, the board of directors must determine that the individual does not have a relationship that would interfere with the director’s exercise of independent judgment in carrying out his or her responsibilities. On an annual basis, each member of our Board is required to complete an independence questionnaire designed to provide information to assist the Board in determining whether the Director is independent under NASDAQ rules and our corporate governance guidelines. Our Board has determined that each of our Directors, other than Messrs. Hannan and Widra and Ms. Whonder, are independent under the listing standards of NASDAQ Marketplace Rule 5605(a)(2). Our governance guidelines require any Director who has previously been determined to be independent to inform the Executive Chairman of the Board, the Chairman of the Nominating and Corporate Governance Committee and our Corporate Secretary of any change in circumstance that may cause his or her status as an Independent Director to change. The Board limits membership on the Audit Committee and the Nominating and Corporate Governance Committee to Independent Directors.

Board of Directors’ Oversight Role in Management. The Board’s role in management of the Company is oversight. As is the case with virtually all investment companies, including externally managed business development companies such as the Company (as distinguished from operating companies), service providers to the Company, primarily AIM, Apollo Investment Administration, LLC (“AIA” or the “Administrator”) and their affiliates, have responsibility for the day-to-day management of the Company, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Executive Chairman or the lead Independent Director acting between meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Company’s Chief Executive Officer, its President and its Chief Financial Officer (or a senior representative of their respective offices), the Company’s and AIM’s Chief Compliance Officer and portfolio management personnel. The Audit Committee of the Board (which consists of all Independent Directors) meets regularly, and between meetings the Audit Committee Chair maintains contact with the Company’s independent registered public accounting firm, the Company’s Chief Financial Officer and the internal auditor. In addition, at its quarterly meetings, the Audit Committee meets with the independent valuation service providers that evaluate certain of the Company’s securities holdings for which there are not readily available market values. The Board also receives periodic presentations from senior personnel of AIM or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, personal trading, valuation, credit and investment research. The Board has adopted policies and procedures designed to address certain risks of the Company. In addition, the Company, AIM, AIA and other service providers to the Company have adopted a variety of policies, procedures and controls designed to address particular risks to the Company. However, it is not possible to eliminate all of the risks applicable to the Company. The Board also receives reports from counsel to the Company or counsel to AIM and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board oversight role does not make the Board a guarantor of the Company’s investments or activities or the activities of any of the Company’s service providers on behalf of the Company.

Board of Directors Composition and Leadership Structure. The 1940 Act requires that at least a majority of the Company’s Directors be Independent Directors. Currently, four of the Company’s seven Directors are Independent Directors. The Executive Chairman and Vice Chairman of the Board are interested persons of the Company, and the Independent Directors have designated a lead Independent Director, Mr. Stein, who chairs meetings or executive sessions of the Independent Directors, reviews and comments on Board meeting agendas, represents the views of the Independent Directors to management and facilitates communication among the Independent Directors and their counsel and between management and the Independent Directors. The Board has determined that its leadership structure, in which over 60% of the Directors are not affiliated with AIM, is appropriate in light of the services that AIM and its affiliates provide to the Company and potential conflicts of interest that could arise from these relationships.

Information About Each Director’s Experience, Qualifications, Attributes or Skills. Additional information about each Director follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Director possesses which the Board believes has prepared them to be effective Directors. The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the board level, with no single Director, or particular factor, being indicative of board effectiveness. However, the Board believes that Directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Company management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Director’s educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Company) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with AIM, and also may benefit from information provided by the Company’s or AIM’s counsel; both Board and Company counsel have significant experience advising funds and fund board members. The Board and its Committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Independent Directors

Barbara Matas (65) Director. Ms. Matas became a Director of the Company in March 2017. Ms. Matas formerly served as the Chairman of Citigroup’s Leveraged Finance business from 2013 to 2016 and Co-Head from 2006 to 2013. Ms. Matas joined Citicorp in 1985 and held various leadership positions in leveraged finance and high yield capital markets at Citicorp, Salomon Brothers and Citigroup until 2006. She began her career as an auditor at Touche Ross. Ms. Matas has also been a Director of Sleep Number since 2016, a Director of BRP Group, Inc. since February 2020, and a Trustee of MidCap Apollo Institutional Private Lending since March 2024. Ms. Matas holds a B.S. in accounting and quantitative analysis from New York University and an M.B.A. in corporate finance from the University of Michigan.

Emanuel Pearlman (65) Director. Mr. Pearlman became a Director of the Company in March 2023. Mr. Pearlman is the Founder, Chairman and Chief Executive Officer of Liberation Investment Group, an investment management and consulting firm that provides financial consulting, devises capital structures, negotiates IPOs, leads acquisitions and mergers, implements restructurings, and creates other complex financial plans for variety of companies. In March 2023, Mr. Pearlman became a member of the Board of QualTek Services, Inc. (NASDAQ:QTEK) a turnkey provider of infrastructure services and renewable energy project solutions to the North American telecommunications and power industries. He was a member of the Special Committee established to review and approve strategic and financial alternatives until the company went private in July 2023 when he became Chairman. Since January 2012, Mr. Pearlman has been a director of Network-1 Technologies, Inc (NYSE American:NTIP)., a company specializing in the development, licensing, and protection of its intellectual property assets, where he serves as chairman of the audit committee and a member of the nominating and governance committee. From March 2022 to April 2022, Mr. Pearlman served as a director of Redbox Entertainment, Inc. (NASDAQ:RBOX), an entertainment company, and chair of its strategic review committee. In February 2023, Mr. Pearlman became a member of the Board of Diebold Nixdorf, Inc. (NYSE:DBD), a multinational financial and retail technology company that specializes in the sale, manufacture, installation and service of self-service transaction systems (such as ATMs and currency processing systems), point-of-sale terminals, physical security products, and software and related services for global financial, retail and commercial markets. He served on the People & Compensation and Finance Committees. His service ended April 2025. In October 2020 and February 2021, Mr. Pearlman became a director of Atlas Crest Investment Corp. (NYSE:ACIC) and Atlas Crest Investment Corp. II (NYSER:ACII), special purpose acquisition companies. He served as chairman of the audit committee and a member of the compensation committee and nomination & governance committee on both boards until his ACIC board service ended in September 2021 and his ACII board service ended in June 2022. Prior to that, Mr. Pearlman served as Executive Chair and a director of Empire Resorts, Inc. (NASDAQ:NYNY) (2010-2019); CEVA Logistics, AG (SIX:CEVA)(2018-2019); ClubCorp Holdings, Inc. (NASDAQ:MYCC) (2017); Dune Energy, Inc.(NASDAQ:DUNE) (2012-2013); Multimedia Games, Inc. (NASDAQ:MGAM) (2006-2010); and Network-1 Security Solutions, Inc. (2000-2002). Mr. Pearlman holds an M.B.A. from Harvard Business School and an A.B. from Duke University.

R. Rudolph Reinfrank (69) Director. Mr. Reinfrank became a Director of the Company in June 2013. Mr. Reinfrank also currently serves as a board member of Mount Logan Capital, a Canada-based asset manager, a board member of Perception Capital II, Perception Capital III, and Perception Capital IV, which are special purpose acquisition companies, and a board member of MidCap Apollo Institutional Private Lending. Since October 2009, Mr. Reinfrank has served as the Managing General Partner of Riverford Partners, LLC, a strategic advisory and investment firm based in Los Angeles. Riverford Partners acts as an investor, board member and strategic adviser to growth companies and companies in transition. In 1997, he co-founded and serves as a Managing General Partner of Rader Reinfrank & Co. Mr. Reinfrank is also an advisor or board member to several privately held companies.

Elliot Stein, Jr. (76) Director. Mr. Stein became a Director of the Company in March 2004. He currently serves as the lead Independent Director of the Company and Trustee of MidCap Apollo Institutional Private Lending. He has served as Chairman of Acertas LLC and Senturion Forecasting, LLC (consulting firms) since 2013 and served as a board member of Apollo Senior Floating Rate Fund Inc. from 2011 to 2024 and Apollo Tactical Income Fund Inc. from 2013 to 2024. He is a board member of one other public company BellRing Brands, Inc. Mr. Stein is also a Director of various private companies. Mr. Stein is a Trustee of Claremont Graduate University and the New School University. He is a member of the Council on Foreign Relations. Mr. Stein received a BA from Claremont McKenna College.

Interested Directors

John J. Hannan (72) Vice-Chairman of the Board of Directors. Mr. Hannan became a Director of the Company in March 2004 and was elected as Chairman of the Board in August 2006. He served as the Chief Executive Officer from February 2006 to November 2008. Mr. Hannan, a senior advisor to Apollo Management, L.P., co-founded Apollo Management, L.P. in 1990. Mr. Hannan has served on numerous boards over the years including Vail Resorts, Inc. and Goodman Global, Inc.

Carmencita N. M. Whonder (48) Director. Ms. Whonder became a Director of the Company in August 2022. Ms. Whonder serves as Policy Director at the lobbying and law firm of Brownstein Hyatt Farber Schreck, LLP (“Brownstein”). At Brownstein, Ms. Whonder provides strategic public policy advice to clients primarily in the financial services and housing sectors before the U.S. Congress and executive branch agencies. In February 2013, she founded OF WHONDER, a size inclusive luxury womenswear brand, and is chief executive officer of Whonder Apparel Group, LLC. Prior to joining Brownstein in November 2008, Ms. Whonder served as the staff director for the Senate Subcommittee on Housing, Transportation, and Community Development and as the principal advisor on the Senate Banking, Housing and Urban Affairs Committee to United States Senator Charles E. Schumer. During the 109th Congress, from March 2004 to December 2006, she held the position of Minority Staff Director for the Senate Subcommittee on Economic Policy. From January 2001 to July 2003, Ms. Whonder has also worked as a Leadership Education Counselor for Gates Millennium Scholars Program/UNCF, an initiative of the Bill and Melinda Gates Foundation. Ms. Whonder is board member of Apollo Commercial Real Estate Finance Inc. (NYSE: ARI). Ms. Whonder is Trustee at the Population Council (2021 to Present) and serves on the boards of the Brooklyn Community Foundation (2022 to Present) and the DC Jazz Festival (2010 to Present). She has been recognized as a MiSK Global Forum Delegate, a Milken Institute Young Leader, an Aspen Institute Socrates Scholar, a Council on Foreign Relations Term Member and served as a member of the Council on Foreign Relations Independent Taskforce on U.S. Trade and Investment Policy. Ms. Whonder served as director of Direct ChassisLink, Inc. (March 2020 to 2022). Ms. Whonder has a B.A. from Howard University, a diploma from the Universidad Pontificia de Salamanca and a Masters in International Public Policy from Johns Hopkins University School of Advanced International Studies. Ms. Whonder was nominated to serve as a director on our board of directors because of her significant professional experience and expertise in public policy in the financial services and housing sector.

Howard T. Widra (56) Executive Chairman and Director. Mr. Widra has been with Apollo Global Management, Inc. and/or its affiliates (“AGM”) since 2013 and serves as AGM’s Head of Direct Origination. He became a Director of MidCap Financial Investment Corporation in May 2018 and previously served as the Company’s the Chief Executive Officer from 2018 to 2022 and President from 2016 to 2018. He currently serves as the Executive Chairman of the Company. Mr. Widra is also a Trustee and Chairman of MidCap Apollo Institutional Private Lending. Mr. Widra was a co-founder of MidCap Financial (“MidCap”), a middle market specialty finance firm, and was formerly its Chief Executive Officer. Prior to MidCap, Mr. Widra was the founder and President of Merrill Lynch Capital Healthcare Finance. Prior to Merrill Lynch, Mr. Widra was President of GE Capital Healthcare Commercial Finance and held senior roles in its predecessor entities including President of Heller Healthcare Finance, and COO of Healthcare Financial Partners. Mr. Widra holds a J.D., Cum Laude, from the Harvard Law School and a B.A. from the University of Michigan.

Committees of the Board of Directors

As of December 31, 2024, our Board had established an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee. For the fiscal year ended December 31, 2024, the Board held five board meetings, four Audit Committee meetings, four Nominating and Corporate Governance Committee meetings and one Compensation Committee meeting.

The Company requires each Director to make a diligent effort to attend all Board and committee meetings, and encourages Directors to attend the annual meeting of stockholders. At the 2024 annual meeting of stockholders, all of the Directors attended virtually.

Audit Committee. The Audit Committee operates pursuant to an Audit Committee Charter approved by the Board. The charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm (the “auditors”) to audit the annual financial statements of the Company; reviewing and discussing with management and the auditors the annual audited financial statements of the Company, including disclosures made in management’s discussion and analysis, and recommending to the Board whether the audited financial statements should be included in the Company’s annual report on Form 10-K; reviewing and discussing with management and the auditors the Company’s quarterly financial statements prior to the filing of its quarterly reports on Form 10-Q; pre-approving the auditors’ engagement to render audit and/or permissible non-audit services; evaluating the qualifications, performance and independence of the auditors; reviewing preliminary valuations of our Investment Adviser and independent valuation firms and recommending valuations to the Board; and recommending compensation of the Chief Financial Officer to the Board for determination. The Audit Committee is composed of each of the Independent Directors, whom, after the Meeting will be: Messrs. Pearlman, Reinfrank and Stein and Ms. Matas all of whom also are otherwise considered independent under NASDAQ Marketplace Rule 5605(a)(2). Ms. Matas serves as the Chairperson of the Audit Committee. The Board has determined that Messrs. Pearlman and Reinfrank and Ms. Matas each qualify as an “audit committee financial expert” as that term is defined under Item 401 of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee Charter is available on the Company’s website (http://www.midcapfinancialic.com).

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting qualified nominees to be elected to the Board by stockholders; identifying, selecting or recommending qualified nominees to fill any vacancies on the Board or a committee thereof; developing and recommending to the Board a set of corporate governance principles applicable to the Company;

overseeing the evaluation of the Board and management; and undertaking such other duties and responsibilities as may from time to time be delegated by the Board to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is composed of each of the Independent Directors, whom, after the Meeting will be: Messrs. Pearlman, Reinfrank and Stein and Ms. Matas. Mr. Stein currently serves as the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has adopted a written Nominating and Corporate Governance Committee Charter, which is available on the Company’s website (http://www.midcapfinancialic.com).

The Nominating and Corporate Governance Committee will consider stockholder recommendations for possible nominees for election as Directors when such recommendations are submitted in accordance with the Company’s current bylaws, the Nominating and Corporate Governance Committee Charter and any applicable law, rule or regulation regarding Director nominations. Nominations should be sent to Kristin Hester, Corporate Secretary, MidCap Financial Investment Corporation, 9 West 57th Street, New York, New York 10019. To have a candidate considered by the Nominating and Corporate Governance Committee, a stockholder must submit the recommendation in writing and must include the following information:

•	The name of the stockholder and evidence of the person’s ownership of Company stock, including the number of shares owned and the length of time of the ownership;

•

The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a Director of the Company and the person’s consent to be named as a Director if selected by the Nominating and Corporate Governance Committee and nominated to the Board; and

•	If requested by the Nominating and Corporate Governance Committee, a completed and signed Director’s Questionnaire.

Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of the Board include, to the extent required, compliance with the independence and other applicable requirements of the federal securities laws, the listing standards of NASDAQ, and any other applicable laws, rules, or regulations; the ability to contribute to the effective management of the Company, taking into account the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with the Company’s management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; educational background, business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions, experience from service as a board member (including the Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, and/or other life experiences; and personal and professional integrity, character, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate. The Board also believes it is appropriate for members of the Company’s management to serve as a member of the Board. In addition, although the Nominating and Corporate Governance Committee does not have a formal policy with regard to consideration of diversity in identifying Director candidates, the Nominating and Corporate Governance Committee may consider whether a potential candidate’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.

Compensation Committee. The Compensation Committee is responsible for determining, or recommending to the Board for determining, the compensation of our Chief Executive Officer and all other executive officers, paid directly by us, if any. The Compensation Committee also assists the Board with all matters related to compensation, as directed by the Board. The Compensation Committee is composed of each of the Independent Directors, whom, after the Meeting will be: Messrs. Pearlman, Reinfrank and Stein and Ms. Matas, each of whom is not an interested person of us for purposes of the 1940 Act and the NASDAQ corporate governance rules. As shown below, none of our executive officers is directly compensated by us and, as a result, the Compensation Committee does not produce and/or review and report on executive compensation practices. The Compensation Committee Charter is available on our website (www.midcapfinancialic.com).

Co-Investment Committee. The Co-Investment Committee is responsible for reviewing and approving certain co-investment transactions pursuant to the exemptive order we received from the Securities and the Commission on January 14, 2025 (the “Order”). The Co-Investment Committee is comprised of all the Independent Directors.

Communication with the Board of Directors

Stockholders with questions about the Company are encouraged to contact the Company’s Investor Relations Department. However, if stockholders believe that their questions have not been addressed, they may communicate with the Board by sending their communications to MidCap Financial Investment Corporation, c/o Kristin Hester, Corporate Secretary, 9 West 57th Street, New York, New York 10019. All stockholder communications received in this manner will be delivered to one or more members of the Board.

Information about Executive Officers Who Are Not Directors

The following information, as of the Record Date, pertains to our Executive Officers who are not Directors of the Company.

Name, Address and Age(1)	Position(s) Held with Company	Principal Occupation(s) During at Least the Past 5 Years(2)
Gregory W. Hunt, 68	Chief Financial Officer and Treasurer	Mr. Hunt began his term as Chief Financial Officer and Treasurer of MidCap Financial Investment Corporation in May 2012. Mr. Hunt has served as Chief Financial Officer of MidCap Apollo Institutional Private Lending (2024 to present). Previously, Mr. Hunt held several senior financial leadership positions including Executive Vice President and Chief Financial Officer for Yankee Candle, which he joined in April 2010. From 2007 to 2009, he was the Executive Vice President of Strategic and Commercial Development for Norwegian Cruise Lines. From 2006 to 2007, Mr. Hunt served as Chief Financial Officer and Chief Restructuring Officer of Tweeter Home Entertainment Group, Inc., and from 2001 to 2006 he was the Chief Financial Officer and Co-Chief Executive of Syratech Corporation. Mr. Hunt also held positions as the Chief Financial Officer of NRT Inc., Culligan Water Technologies, Inc. and Samsonite Corporation. Mr. Hunt has served as a Director and Chairman of the Audit Committee of Kymera International, a global manufacturer and supplier of metal products, since January 2020, and as Director and Chairman of the Audit Committee of Danimer Scientific (DNMR/NYSE), a leading developer and manufacturer of biodegradable plastic products, since June 2019. He is also the Co-Chair on the Board of Advisors for the University of Vermont School of Business. Mr. Hunt earned a bachelor’s degree in accounting and finance from the University of Vermont and is a Certified Public Accountant.

Name, Address and Age(1)	Position(s) Held with Company	Principal Occupation(s) During at Least the Past 5 Years(2)

Kristin Hester, 44	Chief Legal Officer, Secretary and Vice President	Ms. Hester joined the firm in 2015 and serves as General Counsel, Global Wealth for Apollo Global Management, Inc. Ms. Hester has served as Chief Legal Officer for Apollo Debt Solution BDC (2022 to present), MidCap Financial Investment Corporation (2022 to present), Apollo Senior Floating Rate Fund, Inc. (2022 to 2024), Apollo Tactical Income Fund, Inc. (2022 to 2024), Apollo Diversified Credit Fund (2022 to present), Apollo Diversified Real Estate Fund (2024 to Present), Redding Ridge Asset Management LLC (2022 to present), Apollo S3 Private Markets Fund (2023 to present), MidCap Apollo Institutional Private Lending (2024 to present), Apollo Origination II (Levered) Capital Trust (2025 to present) and Apollo Origination II (UL) Capital Trust (2025 to present). Prior to joining the firm, Ms. Hester was associated with the law firms of Dechert LLP from 2009 to 2015 and Clifford Chance US LLP from 2006 to 2009. In each case she primarily advised U.S. registered investment companies, their investment advisers and boards of directors on various matters under the Investment Company Act of 1940. Ms. Hester received her JD from Duke University School of Law and graduated cum laude from Bucknell University with a BS in Business Administration.

Tanner Powell, 45	Chief Executive Officer	Mr. Powell joined AGM in 2006. Mr. Powell was appointed Chief Executive Officer of Midcap Financial Investment Corporation in August 2022. Mr. Powell serves as Chief Executive Officer of MidCap Apollo Institutional Private Lending (2024 to present). He served as President of the Company from May 2018 to August 2022 and served as Chief Investment Officer for the MFIC’s investment adviser from June 2016 to August 2022. Mr. Powell is a Partner and Portfolio Manager in Apollo’s Direct Origination business. He holds leadership roles in Apollo’s Credit Business, including its aircraft leasing and lending businesses. Mr. Powell is director of PK AirFinance, Eliant Inventory Solutions, Capteris Equipment Finance and ChyronHego. Prior to Apollo, Mr. Powell worked in Goldman Sachs’ Principal Investment Area and in investment banking at Deutsche Bank. He graduated from Princeton University.

Ryan Del Giudice, 34	Vice President and Chief Compliance Officer	Mr. Del Giudice joined the firm in 2022 and has served as Chief Compliance Officer for Apollo Diversified Real Estate Fund (2022 to present), Apollo Diversified Credit Fund (2022 to present), Apollo Debt Solutions BDC (2022 to present), MidCap Financial Investment Corporation (2022 to present), Apollo S3 Private Markets Fund (2024 to

Name, Address and Age(1)	Position(s) Held with Company	Principal Occupation(s) During at Least the Past 5 Years(2)
present), MidCap Apollo Institutional Private Lending (2024 to present), Apollo Origination II (Levered) Capital Trust (2025 to present) and Apollo Origination II (UL) Capital Trust (2025 to present), Apollo Senior Floating Rate Fund Inc., (2022 to 2024) and Apollo Tactical Income Fund, Inc. (2022 to 2024). Prior to joining the firm, Mr. Del Giudice was the Chief Compliance Officer and SVP of Operations for Griffin Capital’s interval fund platform and registered investment advisers subsidiaries from 2017 to 2022. Prior to that, Mr. Del Giudice was a Vice President at Cipperman Compliance Services (acquired by Foreside), a boutique compliance consulting firm, where he served as the Chief Compliance Officer and/or consultant for registered investment companies, business development companies and alternative asset managers. Mr. Del Giudice graduated from St. Joseph’s University with a BS in Business Administration and Finance.

Ted McNulty, 50	President and Chief Investment Officer	Mr. McNulty was appointed President of the Company in August 2022. Mr. McNulty serves as President of MidCap Apollo Institutional Private Lending (2024 to present). Mr. McNulty is a Managing Director in Apollo’s Credit business. Prior to joining Apollo, Mr. McNulty ran the mezzanine and later merchant banking business for a subsidiary of Mitsubishi UFJ and was a director at Haland before that. Previously, he held various roles at JPMorgan and its predecessor institutions, primarily in leveraged finance. Mr. McNulty received an MBA from the Kellogg School of Management and a BA in Government from Harvard University.

(1)	The business address of each executive officer is c/o MidCap Financial Investment Corporation, 9 West 57th Street, New York, New York 10019.
(2)	Certain executive officers serve as members of governing boards of certain of our portfolio companies.

Code of Ethics
The Company has
adopted
a code of ethics pursuant to Rule
17j-1
under the 1940 Act, that establishes procedures for personal investments and restricts certain transactions by our personnel. Personnel subject to the Code of Ethics are permitted to invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the requirements of the Company’s Code of Ethics. A copy of our code of ethics is filed as an exhibit to the Company’s most recent Annual Report on
Form 10-K.
Insider Trading Policy
The Company has adopted an insider trading policy, that governs the purchase, sale and other dispositions of the Company’s securities by Trustees, officers and employees, and are reasonably designed to promote compliance with insider trading laws, rules and regulations. A copy of our insider trading policy is filed as an exhibit to the Company’s Annual Report on Form
10-K.
Compensation of Directors and Executive Officers
The following table shows information regarding the compensation received by the Directors and Executive Officers for the fiscal year ended December 31, 2024. No compensation is paid by the Company to the interested Directors.

Name	Aggregate Compensation from the Company (7)	Pension or Retirement Benefits Accrued as Part of Company Expenses (1)	Total Compensation from the Company paid to Director/Executive Officer (7)
Independent Directors
Barbara Matas (2)	$189,500	None	$189,500
R. Rudolph Reinfrank (3)	$164,500	None	$164,500
Emanuel Pearlman	$164,500	None	$164,500
Elliot Stein, Jr. (4)	$202,000	None	$202,000

Interested Directors
John J. Hannan	None	None	None
Carmencita Whonder	None	None	None
Howard T. Widra	None	None	None

Executive Officers
Gregory W. Hunt	None	None	None
Kristin Hester	None	None	None
Tanner Powell	None	None	None
Ryan Del Giudice	None	None	None
Ted McNulty	None	None	None

(1)	We do not have a profit sharing or retirement plan, and our Directors and Executive Officers do not receive any pension or retirement benefits.
(2)
Ms. Matas is also a trustee of MidCap Apollo Institutional Private Lending (“MAIPL”). In aggregate, Ms. Matas’ total compensation from MFIC and MAIPL for the fiscal year ended December 31, 2024 was $314,548.

(3)	Mr. Reinfrank is also a trustee of MAIPL. In aggregate, Mr. Reinfrank’s total compensation from MFIC and MAIPL for the fiscal year ended December 31, 2024 was $287,563.
(4)
Mr. Stein is also a trustee of MAIPL and was a director of Apollo Senior Floating Rate Fund Inc. and Apollo Tactical Income Fund Inc. In aggregate, Mr. Stein’s total compensation from the four funds for the fiscal year ended December 31, 2024 was $361,758.

Compensation of Directors
Each Independent Director’s annual fee is $145,000. Each Independent Director also receives $2,500 plus reimbursement of reasonable out-of-pocket
expenses incurred in connection with attending each Board meeting, $1,000 plus reimbursement of reasonable out-of-pocket
expenses incurred in connection with each committee meeting attended, and $1,500 for each telephonic committee or Board meeting attended. In addition, the lead Independent Director receives an annual fee of $35,000. In addition, the Chairman of the Audit Committee receives an annual fee of $25,000 and each chairman of any other committee receives an annual fee of $2,500 for additional services in these capacities. Further, we purchase directors’ and officers’ liability insurance on behalf of our Directors and officers. The Independent Directors serving on the
Co-Investment
Committee, which is responsible for reviewing and approving certain co-investment
transactions pursuant to the Order, also received $1,500 per meeting.

Compensation of Executive Officers

None of the Company’s executive officers receive direct compensation from the Company. The Company does not engage any compensation consultants. The compensation of the principals and other investment professionals of the Investment Adviser is paid by the Investment Adviser. Compensation paid to the Company’s Chief Financial Officer and Chief Compliance Officer is set by the Administrator and is subject to reimbursement by the Company of the allocable portion of such compensation for services rendered to the Company. Compensation paid to the Chief Compliance Officer is also approved by the Board, including a majority of the Independent Directors, in accordance with Rule 38a-1 under the 1940 Act.

Policies and Practices Related to the Timing of Equity Awards

The Company does not grant options, and accordingly, we have no policy, program, practice, or plan pertaining to the timing of stock option grants with respect to the release of material non-public information. Furthermore, given that we do not directly compensate our executive officers, we also have not timed the release of material non-public information for the purpose of affecting the value of executive compensation.

Delinquent Section 16(a) Reports

Pursuant to Section 16(a) of the Exchange Act, the Company’s Directors and other executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report in this proxy statement any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s Directors and other executive officers, the Company believes that during the fiscal year ended December 31, 2024, all Section 16(a) filing requirements applicable to such persons were met in a timely manner with the exception of a late Form 4 filing for Tanner Powell which disclosed nine late transactions and a late Form 4 filing for Ted McNulty which disclosed four late transactions, both of which were filed late due to administrative oversight.

Certain Relationships and Transactions

Transactions with Affiliated Persons. We have entered into an amended and restated investment advisory and management agreement with AIM. Certain of our Executive Officers and our Chairman of the Board have ownership and financial interests in AIM. Certain of our Executive Officers also serve as principals of other investment managers affiliated with AIM that may in the future manage investment funds with investment objectives similar to ours. In addition, our Executive Officers and Directors and the partners of AIM serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do, or of investment funds managed by its affiliates, although we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with AIM. However, our Investment Adviser and its affiliates intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client. We may invest, to the extent permitted by law, on a concurrent basis with affiliates of AIM, subject to compliance with applicable regulations and our allocation procedures.

We have entered into a royalty-free license agreement with AGM, pursuant to which AGM has agreed to grant us a non-exclusive license to use the name “Apollo.” Under the license agreement, we have the right to use the “Apollo” name for so long as AIM or one of its affiliates remains our investment adviser. In addition, we rent office space from AIA, an affiliate of AIM, and pay Apollo Administration our allocable portion of overhead and other expenses incurred by AIA in performing its obligations under our administration agreement with AIA, including our allocable portion of the cost of our Chief Financial Officer, Chief Compliance Officer, Chief Legal Officer and their respective staffs, which can create conflicts of interest that our Board must monitor.

On August 1, 2022, the Company changed its name from “Apollo Investment Corporation” to “MidCap Financial Investment Corporation”. As a result, we have entered into a trademark license agreement with Apollo Capital Management, L.P., which grants us a non-exclusive license to use the name “MidCap Financial.”

With respect to Director independence, please refer to the Corporate Governance section herein.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

PROPOSAL II: RATIFICATION OF

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On February 21, 2025 the Company’s Audit Committee approved and the Board, including a majority of the Independent Directors, approved and ratified the selection of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The Company expects that a representative of Deloitte will be present virtually at the Meeting, and will have an opportunity to make a statement (if the representative so desires) and to respond to appropriate questions. After reviewing the Company’s audited financial statements for the fiscal year ended December 31, 2024, the Audit Committee recommended to the Board that such statements be included in the Company’s Annual Report on Form 10-K. A copy of the Audit Committee’s Report appears below.

Fees Paid

Audit Fees: Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that were normally provided by Deloitte in connection with statutory and regulatory filings. Audit fees billed during the fiscal years ended December 31, 2024 and December 31, 2023 were $1,145,666 and $1,405,334 respectively.

Audit-Related Fees: Audit-related services consist of fees billed by Deloitte for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. Audit-related fees billed during the fiscal years ended December 31, 2024 and December 31, 2023 were $0 and $0, respectively.

Tax Services Fees: Tax services fees consist of fees billed by Deloitte for professional tax services. These services also include assistance regarding federal, state, and local tax compliance. Tax services and fees billed during the fiscal years ended December 31, 2024 and December 31, 2023 were $740.25 and $1,890, respectively, which represented work related to, among other things, preparation of tax returns, our regulated investment company (RIC) qualification, excise tax distribution requirements and form extensions.

All Other Fees: Other fees would include fees billed by Deloitte for products and services other than the services reported above, of which there were none during the fiscal years ended December 31, 2024 and December 31, 2023.

Audit Committee Pre-Approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Deloitte, the Company’s auditors. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of such service does not impair the auditors’ independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated reports any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

All services described above under “Audit-Related Fees” and “Tax Services Fees” were pre-approved by the Audit Committee.

Audit Committee Report

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the twelve-months ended December 31, 2024.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and Deloitte, the Company’s independent registered public accounting firm for the twelve-months ended December 31, 2024, with and without management present. The Audit Committee included in its review results of Deloitte’s examinations, the Company’s internal controls, and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the Commission. The Audit Committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.

The Audit Committee also has discussed with Deloitte matters relating to Deloitte’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by the Statement on Auditing Standards No. 1301 as amended (Communications with Audit Committee). In addition, the Audit Committee has discussed with Deloitte their independence from management and the Company, as well as the matters in the written disclosures received from Deloitte and required by applicable requirements of the PCAOB and the SEC. The Audit Committee received a letter from Deloitte confirming their independence and discussed it with them. The Audit Committee discussed and reviewed with Deloitte the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of Deloitte audits and all fees paid to Deloitte during the twelve-months ended December 31, 2024. The Audit Committee has adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by Deloitte for the Company. The Audit Committee has reviewed and considered the compatibility of Deloitte’s performance of non-audit services with the maintenance of Deloitte’s independence as the Company’s independent registered public accounting firm.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the twelve-months ended December 31, 2024 for filing with the Commission.

February 21, 2025

The Audit Committee

Barbara Matas, Chair
R. Rudolph Reinfrank
Emanuel Pearlman
Elliot Stein, Jr.

THE BOARD, BASED ON THE APPROVAL AND RECOMMENDATION OF THE AUDIT COMMITTEE, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

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The material in this report is not “soliciting material,” is not deemed “filed” with the Commission, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER BUSINESS

The Board knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies shall vote in their discretion.

Whether or not you expect to participate in the virtual Meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to vote via the Internet or telephone, or request, sign, date and return a proxy card so that you may be represented at the Meeting. The Meeting will be a completely virtual meeting of stockholders and will be conducted exclusively by webcast. To participate in the Meeting, visit www.virtualshareholdermeeting.com/MFIC2025, and, in each case, enter the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on the proxy card you received, or in the instructions that accompanied your proxy materials. Online check-in will begin at 9:30 a.m., Eastern Time. Please allow time for online check-in procedures. For questions regarding the virtual Meeting please call the support number that will be posted on the virtual Meeting platform log-in page at www.virtualshareholdermeeting.com/MFIC2024. For questions regarding voting, please contact our proxy solicitor, Georgeson toll-free at 888-643-8150.

SUBMISSION OF STOCKHOLDER PROPOSALS

The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at an annual meeting of stockholders unless certain securities law requirements are met. A stockholder who intends to present a proposal at the Meeting pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”) must submit the proposal in writing to the Company at its address in New York, New York, and the Company must receive the proposal no later than December 30, 2024, in order for the proposal to be considered for inclusion in the Company’s proxy statement for the Meeting.

Pursuant to our current bylaws, notices of business proposals or a nomination(s) of individuals for election as a director at the Meeting, other than stockholder proposals to be included in our proxy statement pursuant to Rule 14a-8, should be addressed to Kristin Hester, Corporate Secretary, MidCap Financial Investment Corporation, 9 West 57th Street, New York, New York 10019 and should be received by the Company not earlier than November 30, 2024 and not later than 5:00 p.m. (Eastern Time) on December 30, 2024. In the event that the date of the next annual meeting is advanced or delayed by more than 30 days from the first anniversary of the Meeting a notice by the stockholder, to be timely, must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. (Eastern Time), on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. A stockholder’s notice must contain information specified in our bylaws about the stockholder, its affiliates, and the proposed business or nominee for election as a director.

The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Company’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

MidCap Financial Investment Corporation

Chief Compliance Officer

9 West 57th Street

New York, New York 10019

The Audit Committee Chair may be contacted at:

MidCap Financial Investment Corporation

Audit Committee Chair

9 West 57th Street

New York, New York 10019

RECEIPT OF MULTIPLE PROXY CARDS

Some of the Company’s stockholders hold their shares in more than one account and may receive a separate Notice of Internet Availability of Proxy Materials for each of those accounts. To ensure that all of your Shares are represented at the Meeting, we recommend that you vote by following the instructions in each Notice of Internet Availability of Proxy Materials you receive.

FINANCIAL STATEMENTS AND OTHER INFORMATION

The Company files periodic reports, current reports, proxy statements and other information with the SEC. This information is available on the SEC’s website at www.sec.gov. This information, including the Company’s most recent Annual Report on Form 10-K, is also available free of charge by calling collect at 212-515-3450, or by writing to MidCap Financial Investment Corporation, 9 West 57th Street, New York, New York 10019. Attention: Secretary or on its website https:// www.midcapfinancialic.com. The information on these websites is not incorporated by reference into this proxy statement.

MIDCAP FINANCIAL INVESTMENT CORPORATION 9 W 57TH STREET NEW YORK, NY 10019 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before the Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 17, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During the Meeting - Go to www.virtualshareholdermeeting.com/MFIC2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 17, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: MIDCAP FINANCIAL INVESTMENT CORPORATION V74948-P31679 THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All To withhold authority to vote for any individual All Except nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. All The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY 01) Elliot Stein, Jr. 02) Carmencita N.M. Whonder The Board of Directors recommends you vote FOR the following proposal: 2. To ratify the selection of Deloitte & Touche LLP as MidCap Financial Investment Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2025. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature (PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date For Against Abstain ㅁ

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and 10-K Wrap are available at www.proxyvote.com. V74949-P31679 MIDCAP FINANCIAL INVESTMENT CORPORATION Annual Meeting of Stockholders June 18, 2025 10:00 a.m. This proxy is solicited by the Board of Directors The undersigned hereby appoints Ryan Del Giudice and Kristin Hester or either one of them, and each with full power of substitution, to act as proxies for the undersigned to vote all the shares of common stock of MidCap Financial Investment Corporation, a Maryland corporation (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held via live webcast over the Internet at www.virtualshareholdermeeting.com/MFIC2025 on Wednesday, June 18, 2025 at 10:00a.m., Eastern Time, and all postponements and adjournments thereof, as indicated on this proxy and to otherwise represent the undersigned with all powers possessed by the undersigned if personally present at the meeting. THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED AND “FOR” THE PROPOSAL LISTED. The validity of this proxy is governed by Maryland law. This proxy does not revoke any prior proxies except for prior proxies given in connection with the Annual Meeting. Continued and to be signed on reverse side